UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 22, 2003

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-11852 (Commission File Number)	62-1507028 (IRS Employer Identification No.)

3310 West End Avenue

Suite 700

Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175

(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1 Q1 DIVIDEND PRESS RELEASE
EX-99.2 Q1 EARNINGS PRESS RELEASE
EX-99.3 SUPPLEMENTAL DATA REPORT 04/24/03

Item 7. Financial Statements and Exhibits

    c) Exhibits

99.1	First quarter dividend press release, dated April 22, 2003.

99.2	First quarter earnings press release, dated April 24, 2003.

99.3	Supplemental Data Report, dated April 24, 2003, for the three months ended March 31, 2003.

Item 9.  Regulation FD Disclosure

      Healthcare Realty Trust is furnishing its quarterly dividend announcement dated April 22, 2003 and its Supplemental Data Report dated April 24, 2003 which is contained on its website (www.healthcarerealty.com). Healthcare Realty Trust is furnishing its earnings press release dated April 24, 2003 pursuant to Items 9 and 12 in accordance with SEC Release No. 33-8216.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
By /s/ Scott W. Holmes

Scott W. Holmes
Senior Vice President
and Chief Financial Officer

Date:  April 24, 2003